Exhibit 99.2

Medgenics / Kyowa Hakko Kirin Collaboration for Severe Pediatric Onset Inflammatory Bowel Disease June 6, 2016

Forward Looking Statement This presentation includes certain estimates and other forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements with respect to anticipated operating and financial performance, clinical results, potential partnerships, licensing opportunities and other statements of expectation . Words such as “ expects, ” “ anticipates, ” “ intends, ” “ plans, ” “ believes, ” “ assumes, ” “ seeks, ” “ estimates, ” “ should ” and variations of these words and similar expressions, are intended to identify these forward - looking statements . While we believe these statements are accurate, forward - looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different . These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance . Important factors that could cause actual results to differ from those in the forward - looking statements include the factors described in the Company ’ s filings with the U . S . Securities and Exchange Commission . The Company disclaims any obligation to update or revise any forward - looking statement based on the occurrence of future events, the receipt of new information, or otherwise . 2

Agenda • Corporate Vision and Strategy • Executive summary of KHK Collaboration • Anti - LIGHT 1 Opportunity • Discovery of DcR3 role in IBD • Severe Pediatric Onset IBD • Rationale for anti - LIGHT • Development Strategy • Deal terms • Summary 1 LIGHT – also known as “ligand for herpesvirus entry mediator” is a member of the TNF ligand superfamily 3

Medgenics Vision 4 Driven by our commitment to patients we strive to create the premier genomic medicine company by : • Developing first - to - market or best - in - class therapies that are transformative to patients suffering from life altering genetic diseases • Having unparalleled understanding of the underlying science of rare diseases from pheno type to gen otype • Pushing the boundaries of medicine and technology to develop new and better therapies • Working with patient s, families and advocacy groups to increase awareness and commitment to research and improve access to therapies

Medgenics/CHOP Collaboration

Exclusive option to the genomic discoveries in Rare and Orphan diseases made by Center for Applied Genomics (CAG)

Genomically Validated Target → Rational Search & Acquisition → Genomically Guided Product Development → Targeted Launch

- Medgenics' role:
  - Lead the translational process matching genetic discoveries with potential therapies
  - Acquire the rights to programs that have been abandoned
    - Ideal program:
      - Correct MOA
      - Excellent safety profile
      - Failed in clinical trials due to poor efficacy in a heterogeneous patient population.
  - Develop and commercialize product for pediatric patients with genomically driven diseases

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Benefits of Genomic Guided Drug Development Higher Value Medicines Improved response rates Smaller, faster, clinical trials Increased probability of regulatory success Targeted launch Potential label expansion in adjacent genetic diseases G enomic biomarkers improve overall program outcomes 6

Executive Summary • First in Class Biologic from Kyowa Hakko Kirin (KHK) • Option to Phase 2 Ready Antibody – anti - LIGHT monoclonal antibody • Significant prior investment and advanced through Phase 1 • Strong Intellectual Property and Regulatory Exclusivity • Robust patent portfolio • 1 2 years of regulatory exclusivity in USA • High Value Commercial Opportunity • Potential for additional orphan indications • Initial Disease Target: Severe Pediatric Onset Inflammatory Bowel Disease (IBD) • Ultra Orphan Population • High Unmet Need • Strong value proposition for patients, caregivers and payers 7

Executive Summary (Continued) • Rapid and Capital Efficient Global Development Pathway • Minimal investment to Proof of Concept • H1 2017 • Single Pivotal Trial for Registration • World Class Partners • The Children’s Hospital of Philadelphia • Center for Applied Genomics – largest pediatric biobank • Center for Pediatric Inflammatory Bowel Disease – world’s largest • Kyowa Hakko Kirin • Premier Antibody Discovery and Development 8

KHK: A Leading Biopharmaceutical Company in Japan • Established 1949 in Japan • ￥ 364B (~$3.0B) in consolidated net sales (2015) • Antibody - related cutting - edge technologies to discover and develop innovative new drugs aiming to become a global specialty pharmaceutical company • Major monoclonal antibodies discovered include: • Mogamulizumab : Anti - CCR4 • Collaborations with AstraZeneca, Pfizer, Ono and BMS in immuno - oncology combination therapy • Benralizumab : Anti - IL - 5Rα • Granted development and commercialization rights to AstraZeneca in certain countries including the US and Europe • KRN23 : Anti - FGF23 • Collaboration with Ultragenyx in EU and North, Central and South America • ASKP1240 : Anti - CD40 • Collaboration with Astellas 9

CAG/CHOP Discovery: Genetic Link to Pediatric Onset IBD • Established importance of the DcR3 gene in pediatric IBD • Loss of function of DcR3 correlates with severity • Prevalence between 10 - 15% Nature Genetics VOLUME 40 | NUMBER 10 | OCTOBER 2008 10

Severe Pediatric Onset IBD – Onset Prior to age 18 1 Ruel , J. et al. (2013) IBD across the age spectrum — is it the same disease? Nat . Rev. Gastroenterol . Hepatol . doi:10.1038/nrgastro.2013.240 • Distinct condition with d ominant g enetic component 1 • Greater burden of illness • More aggressive disease progression • Less responsive to typical 1 st line treatments 11

Pediatric vs. Adult Onset IBD: Disease Progression Comparison of evolution of Crohn’s disease behavior between elderly - onset patients ( n = 367) and pediatric - onset patients ( n = 689) obtained from the EPIMAD registry 1 Ruel , J. et al. (2013) IBD across the age spectrum — is it the same disease? Nat . Rev. Gastroenterol . Hepatol . doi:10.1038/nrgastro.2013.240 Pediatric Onset Disease progresses from primarily an inflammatory condition, to one of morbidity requiring more aggressive treatment 12

Pediatric vs. Adult Onset IBD: Burden of Illness 1 Ruel , J. et al. (2013) IBD across the age spectrum — is it the same disease? Nat . Rev. Gastroenterol . Hepatol . doi:10.1038/nrgastro.2013.240 • Pediatric Onset Patients suffer from additional Risks/Complications, including 1 : • Malnutrition • Permanent Growth Retardation • Developmental Setbacks • Socialization Issues • Psychological Challenges • Increased Mortality • These additional morbidities drive a more aggressive approach to treating Pediatric Onset IBD 13

Severe Pediatric Onset IBD: "Top Down" Treatment Paradigm


Step-up approach
"Top-down" approach
Surgery
Biologic agents
Immunomodulators (AZA or 6-MP or MTX)
Prednisone or budesonide
5-ASA or sulfasalazine
IBD Severity
Severe
Moderate
Mild

Treatment Objectives:

- Induce remission with anti-TNFα immediately so patients can develop normally
- Avoid steroids and IMs
- Manage utilization of anti-TNF alphas to extend time before resistance develops

Opportunity:

- 30% of patients do not respond to anti-TNFα
  &
- Up to 50% of patients who initially respond, resistance will develop within 3 years[1]
- ***Creates significant opportunity for new Therapies/MOAs, that can treat anti-TNF alpha failures***

[1] Altwegg & Vincent (2014) TNF Blocking Therapies and Immunomonitoring in Patients with Inflammatory Bowel Disease. *Mediators of Inflammation.* doi:10.1155/2014/172821.

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Anti - LIGHT Mab: High Quality Asset and Development History • La Jolla Institute for Allergy and Immunology • Target discovered • Novel MOA in an established pathway • Kyowa Hakko Kirin • Human anti - LIGHT m A b • Robust patent protection & 12 years US regulatory exclusivity • Large pharma partnered and advanced through Phase 1A • Returned to KHK for strategic reasons 2015 • Initial production and preclinical development, US IND • Increased LIGHT expression documented in IBD • Medgenics • Option agreement with KHK • C linical trial supplies available • Efficient and rapid path to POC • H igh unmet need Orphan population: severe pediatric onset IBD • Additional develop options: adjacent pediatric autoimmune indications 15

Rationale for Anti-LIGHT Approach

- **DcR3 is strongly linked to Severe Pediatric Onset IBD[1]**
- **Initial strategy to augment DcR3**
  - Very short half life
  - Toxicity reported w/ previous DcR3 analog
- **"Rational Search" based on biological pathway**
  - LIGHT overexpressed in IBD
  - DcR3 LOF increases LIGHT[2]



Immune cell
Decoy Receptor 3
DcR3
LIGHT
HVEM
LTβR

Our Approach: Therapeutic antibody which mimics DcR3 regulation by binding LIGHT

[1]Hakonarson, et al 2008. Loci on 20q13 and 21q22 are associated with pediatric-onset inflammatory bowel disease. *Nature Genetics* **40 (10): 1211-1215**
[2]Mauri DN, et al 1998. LIGHT, a new member of the TNF superf amily, and lymphotoxin alpha are ligands for herpesvirus entry mediator.*Immunity* **8** (1): 21–30.

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Mechanism of Action
Anti-LIGHT mAb mimics the anti-inflammatory activity of DcR3

LIGHT up-regulates immune response



LIGHT
Receptor for LIGHT (e.g. HVEM)
Activated T-cell
Naïve T-cell
T-cell co-stimulation

- DcR3 LOF patients have impaired regulation of LIGHT leading to excessive inflammation

DcR3 down-regulates the immune response by binding to LIGHT



DcR3
Activated T-cell
Naïve T-cell

- Homeostasis of inflammatory and anti-inflammatory signals

Anti-LIGHT mAb inhibits immune response by mimicking function of DcR3



Anti-LIGHT mAb
Activated T-cell
Naïve T-cell

- Reduce inflammation / restore homeostasis

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Human Biomarker Study Supports Role of LIGHT in IBD Single center non - interventional biomarker study Data on File 0 0.5 1 1.5 2 2.5 3 Normal (n=26) Ulcerative Colitis (n=27) Crohn's Disease (n=28) LIGHT mRNA Fold Increase vs Normal 18

Development Strategy • Focus on patients with Severe P ediatric O nset IBD with DcR3 mutations who have failed anti - TNFα m Ab therapy • Rapid POC • Clinical Trial Material available • Large cohort of patients identified at CHOP • Development program could be expanded to include: • All Pediatric IBD anti - TNFα failures • Additional pediatric autoimmune diseases where DcR3 is implicated (e.g., juvenile idiopathic arthritis, psoriasis, etc.) • Orphan Population and High Unmet Need Could Result in Fast Track 19

Rapid Pathway to Approval Phase 2/3 mGluR+ ADHD, Adolescents (N = 90) Severe Pediatric Onset IBD POC Trial Signal Finding Trial design: - Single center (CHOP ) - N = up to 12 patients - Duration 8 – 12 weeks - Ascending dose Endpoints : - Endoscopic Evaluation , Pediatric Crohn’s Disease Activity Index (PCDAI), Safety Estimated Cost: ~$2M Single Phase 3 Pivotal Registration Trial Long Term Safety Trial 20

Severe Pediatric Onset IBD: Anti - LIGHT Opportunity (US Population) Potential Upside: Pediatric anti - TNFα failures: 15,000 – 16,000 IBD Patients in US 1 Kappleman et al. (2007) Clin Gastro Hepat 2 Oliva - Hemker (2015) J Pedtr 3 Remicade Monograph 4 Altwegg - Vincent (2014) Mediators of Inflamm Initial Target: anti - TNFα failure w/ DcR3 Loss of Function 2,000 – 3,000 IBD patients in US Pediatric IBD Prevalence: 71/100,000 1 (52,000) Anti - TNF Usage 35 - 55% 2 (24,500) Responders (70%) 3 (17,000) Resistance to anti - TNF’s (50%) 4 (8,500) DcR3 LOF (15%) (1,275) Non - responders (30%) 3 (7,350) DcR3 LOF (15%) (1,100) 21

Severe Pediatric Onset IBD Commercial Opportunity

- With conservative pricing estimates and assuming a 15% prevalence rate of DcR3 LOF, the Severe Pediatric Onset opportunity in the US:
  - **$300 - $400M**
    - DcR3 LOF mutation who fail to respond to anti-TNFα
  - **Significant upside potential**
    - anti-TNFα failures
    - additional pediatric autoimmune diseases where DcR3 LOF is found, e.g., juvenile idiopathic arthritis, psoriasis, etc.

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Deal Terms

- **MDGN to:**
  - Requalify KHK clinical supplies
  - Conduct signal finding study (~$2M)
  - Exercise option to license on positive data (low single-digit millions USD)

- **Following option exercise, KHK elects either:**
  - **Partnership**
    - "Co-Development/Co-Commercialization" – Parties share sales and costs equally in US and Canada; MDGN receives double-digit royalty on ex-North America net sales
  - **License**
    - MDGN funds development and commercializes in North America and EU, and retains approximately 75% of profits, MDGN receives double-digit royalty on ROW sales

- **Success-based development milestones payable in both scenarios**

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Summary • First - in - Class Biologic from Kyowa Hakko Kirin • Initial Development in Severe Pediatric Onset IBD • Phase 2 Ready Antibody • Strong Regulatory Exclusivity and Robust Intellectual Property Portfolio • High Value Commercial Opportunity with Potential for Indication Expansion • World Class Partners • Kyowa Hakko Kirin • The Children’s Hospital of Philadelphia • Rapid and Capital Efficient Global Development Pathway • Minimal investment to POC • Single Pivotal Trial for registration 24